AMENDMENT NO. 2 TO LEASE
THIS AMENDMENT NO. 2 TO LEASE (this “Amendment”) is made and entered into as of the 29th day of August, 2008 by and between Landlord and Tenant named below:

LANDLORD:	WE 2 Church Street South LLC c/o Winstanley Enterprises LLC 150 Baker Avenue Extension, Suite 303 Concord, Massachusetts 01742
TENANT:	JS Genetics, LLC 2 Church Street South, Unit B-05B and Suite B-5 New Haven, Connecticut
BUILDING:	2 Church Street South New Haven, CT 06519

WHEREAS, Landlord, and Tenant executed a lease dated as of June 28, 2006 (the “Lease”), by which Tenant leased approximately 429 square feet of the Building known as Suite B-05B (the “Premises”); and
WHEREAS, the Lease was subsequently amended by Amendment No. 1 to Lease between Landlord and Tenant dated as of September 18, 2007 by which the term of the Lease was extended and Tenant leased an additional 938 rsf of space known as Suite B-5, making the aggregate rentable square feet of the Premises 1,367 rsf; and
WHEREAS, Landlord and Tenant have agreed to increase the Base Rent per rentable square foot and extend the Term of the Lease and otherwise modify the Lease on the terms and conditions set forth below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.The Term of the Lease is hereby extended on the same terms and conditions set forth therein, as modified herein, until September 30, 2009.

3.The Base Rent will be increased to $23.00 per rsf in an amount equal to $2,620.08 per month (equivalent to $31,441.00 per annum).

4.Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment No. 2 to Lease and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

5.Tenant takes the Premises for the extended term “as is”.

6.As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

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IN WITNESS WHEREOF, the LANDLORD and TENANT have signed this Amendment No. 2 to Lease as of the day and year first above written.

LANDLORD:

WE 2 CHURCH STREET SOUTH LLC

By:    WE Church Manager LLC
Its Manager
/s/ Deborah A. Sweeney
Witness Deborah A. Sweeney
By:    Winstanley Enterprises LLC
Its Manager

/s/ Judy Sommers        By:    /s/ Carter J. Winstanley
Witness    Judy Sommers                Carter J. Winstanley
Its Manager

TENANT:
JS GENETICS, LLC
[illegible]
Witness
/s/ Scott Rivkees
Name: Scott Rivkees
[illegible]                Its:
Witness

SIGNATURE PAGE TO [Signature page to Amendment No. 2 to Lease by and between WE 2 Church Street South LLC and JS Genetics, LLC]

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